UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

       Date of report (Date of earliest event reported): June 15, 2004

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

        Massachusetts                001-16767              73-1627673
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code: (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)

Items 1 through 3.   Not applicable.

Item 4.

      Effective June 15, 2004, the Audit Committee of the Board of Directors of Westfield Financial, Inc. (the "Registrant") voted not to re-engage Deloitte & Touche LLP ("Deloitte & Touche") as the Registrant's independent auditors, effective immediately.

      The audit reports of Deloitte & Touche on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During 2003 and 2002 and any subsequent interim periods through June 15, 2004, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte & Touche's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement. The Registrant has provided Deloitte & Touche with a copy of this Form 8-K, and has requested that Deloitte & Touche furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached as Exhibit 16.1 this Report.

      On June 15, 2004, the Audit Committee of the Board of Directors of the Registrant recommended, approved and appointed Wolf & Company, PC as the Registrant's independent accountant to audit the Registrant's consolidated financial statements for the fiscal year ending December 31, 2004. Effective as of that date, the Audit Committee formally engaged Wolf & Company, PC as the Registrant's independent accountant for the fiscal year ending December 31, 2004.

      The Registrant has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1) of Regulation S-K.

 Items 5 through 6.   Not applicable.

Item 7.   Financial Statements and Exhibits

      (a) No financial statements are required to be filed with this report.

      (b) No pro forma financial statement is required to be filed with this report.

      (c)   Exhibits

            The following Exhibit is filed as part of this report:

            Exhibit No.:

            16.1      Letter re: Change in Certifying Accountant.

Items 8 through 12.   Not applicable.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.

                                       By:  Michael J. Janosco, Jr.
                                            -------------------------------
                                            Michael J. Janosco, Jr.
                                            Vice President, Chief Financial
                                            Officer and Treasurer

Date: June 17, 2004